April 17, 2008
DREYFUS PREMIER MANAGER FUNDS I
- DREYFUS PREMIER SMALL CAP EQUITY GROWTH FUND

Supplement to Prospectus
dated February 1, 2008

The Board of Trustees of Dreyfus Premier Manager Funds I has approved the liquidation of Dreyfus Premier Small Cap Equity Growth Fund (the “Fund”), effective on or about May 20, 2008 (the “Liquidation Date”). Accordingly, effective on April 18, 2008, no new or subsequent investments in the Fund will be permitted.

In addition, effective on April 18, 2008, the contingent deferred sales charge applicable to redemptions of Class C shares and certain Class A and Class T shares of the Fund will be waived on any redemption of such Fund shares.

Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “Money Market Fund”) to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.